Statement of Additional Information
September 28, 2012 (Revised October 30, 2012)

Fund Information: The Cutler Trust c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 (888) CUTLER4 http://www.cutler.com Investment Adviser:	Cutler Income Fund
Cutler Investment Counsel, LLC
525 Bigham Knoll
Jacksonville, Oregon  97530
(541) 770-9000
(800) 228-8537

Account Information
and Shareholder Services:

The Cutler Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
Toll free (888) CUTLER4

This Statement of Additional Information, or SAI, supplements the Prospectus dated September 28, 2012, as amended from time to time, offering shares of Cutler Income Fund (the “Fund”), a series of The Cutler Trust (the “Trust”).  This SAI is not a prospectus and should only be read in conjunction with the Prospectus.  The Prospectus may be obtained by an investor without charge by contacting Ultimus Fund Solutions, LLC at the address or telephone number listed above.

Financial statements for the Fund’s predecessor Fund (the “Predecessor Fund”) for its most recently completed fiscal year are included in the Annual Report to shareholders and are incorporated into this SAI by reference.  Additional copies of the Annual Report may be obtained, without charge, upon request by contacting Ultimus Fund Solutions, LLC at the address or telephone number listed above.

Table of Contents

Glossary	2

Investment Policies and Risks	3

Investment Limitations	9

Management	10

Portfolio Transactions	17

Policy Regarding Selective Disclosure of Portfolio Holdings	19

Additional Purchase and Redemption Information	20

Taxation	22

Calculation of Performance Data	25

Other Matters	27

Appendix A: Description of Securities Ratings	A-1

Appendix B: Proxy Voting Policies and Procedures	B-1

Glossary

“Administrator” means Ultimus Fund Solutions, LLC, the Trust’s administrator.

“Adviser” means Cutler Investment Counsel, LLC, the Fund’s investment adviser.

“Board” means the Board of Trustees of the Trust.

“Code” means the Internal Revenue Code of 1986, as amended, the rules promulgated therewith, IRS interpretations and any private letter ruling or similar ruling upon which the Fund may rely.

“Custodian” means US Bank, N.A, the Trust’s custodian.

“Distributor” means Ultimus Fund Distributors, LLC, the Trust’s principal underwriter.

“Fitch” means Fitch Ratings Ltd.

“Fund” means Cutler Income Fund.

“Independent Trustee” means a Trustee who is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means Internal Revenue Service.

“Moody’s” means Moody’s Investors Service, Inc.

“NAV” means net asset value.

“NRSRO” means a nationally recognized statistical rating organization.

“Predecessor Fund” means the Elite Income Fund, formerly a series of The Elite Group

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s Corporation.

“Transfer Agent” means Ultimus Fund Solutions, LLC.

“Trust” means The Cutler Trust.

 “1933 Act” means the Securities Act of 1933, as amended, the rules promulgated thereunder, and any interpretations of or exemptive letters related thereto, upon which the Fund may rely.

“1940 Act” means the Investment Company Act of 1940, as amended, the rules promulgated thereunder, and any interpretations of or exemptive letters related thereto, upon which the Fund may rely.

Investment Policies and Risks

The following discussion supplements the disclosure in the Prospectus about the Fund’s investment techniques, strategies and risks.  The Fund is designed for investment of that portion of an investor’s assets that can appropriately bear the special risks associated with certain types of investments (e.g., investments in fixed income securities).

Fixed Income Securities

The Fund’s core holdings will be invested in fixed income securities.  Fixed income securities are subject to credit risks relating to the financial condition of the issuers of the securities that the Fund holds.  To the extent that the Fund invests in fixed income securities, the Fund will invest primarily in “investment grade” securities.  “Investment grade” means rated in the top four long-term rating categories or top two short-term rating categories by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality.  The lowest long-term ratings that are investment grade for corporate bonds, including convertible bonds, are “Baa” in the case of Moody’s and “BBB” in the case of S&P and Fitch; for preferred stocks are “Baa” in the case of Moody’s and “BBB” in the case of S&P and Fitch; and for short-term debt, including commercial paper, are Prime-2 (“P-2”) in the case of Moody’s, “A-2” in the case of S&P and “F-2” in the case of Fitch.

Unrated securities may not be as actively traded as rated securities.  The Fund may retain a security whose rating has been lowered below the lowest permissible rating category (or that is unrated and determined by the Adviser to be of comparable quality to a security whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody’s, S&P, Fitch and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities.  A description of the range of ratings assigned to various types of bonds and other securities by Moody’s, S&P and Fitch is included in Appendix A to this SAI.  The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality.  Securities with the same maturity, interest rate and rating may have different market prices.  If an issuer of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund (neither event requiring the sale of such security by the Fund), the Adviser will determine whether the Fund should continue to hold the obligation.  To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and may not reflect the fine shadings of risks within a given quality grade.  An issuer’s current financial condition may be better or worse than a rating indicates.  The Adviser performs independent analyses in an attempt to identify issuers within a given quality grade that, because of improving fundamental or other factors, are likely to result in improving quality, greater market value and lower risk.

High Yield Bonds

The Fund may invest in high yield bonds (also referred to as “junk bonds”) in order to increase its income potential. Because of the risks inherent in high yield bonds, the Fund limits its investments in them to 10% of its total assets. High yield bonds are corporate debt securities that are rated lower than investment grade. Like their higher-quality counterparts, these securities may include issues with equity conversion privileges and may be structured as zero coupon bonds. Because of risk factors, the Fund will not invest in issues rated lower than Moody's Ca or S&P's CC (or non-rated issues the Adviser believes to be of comparable quality). High yield bonds generally involve greater credit risk than higher rated securities and are considered by S&P and Moody's to be predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. The risks of high yield/high risk bonds include:

®	limited liquidity and secondary market support;
®	significant volatility in market price when prevailing interest rates or investor perceptions change;
®	lower credit quality and greater potential for insolvency during periods of rising interest rates and economic downturn;
®	call/redemption and sinking fund provisions which may be exercised during periods of declining interest rates, which could cause the Fund to have to reinvest the proceeds in lower yielding securities;
®	possible subordination to senior claims of banks or other creditors; and
®	the potential that the earnings or cash flow of the issuer may be inadequate to meet the required payment obligations on its debt issues.

The Fund will invest in high yield bonds only when the Adviser believes the assumed risk is justified by the potential for increased income to the Fund. When such issues are held by a Fund, the issuers of such securities and the secondary markets in which they are traded will be closely monitored by the Adviser.

Zero Coupon Securities

The Fund may invest in zero coupon U.S. Government and corporate bonds ("Zeros"). Zeros do not make periodic interest payments, but are purchased at a discount from their face, or maturity, value. Thus, the holder receives only the right to receive the face value upon maturity. An advantage of Zeros is that a fixed yield is earned on the invested principal and on all accretion of the discount from the date of purchase until maturity. The holder of a bond which makes a periodic interest payment, on the other hand, bears the risk that current interest payments, when received, must be reinvested at then-current yields, which could be higher or lower than that of the bond originally purchased. A disadvantage is that the Fund must recognize, as interest income, the accretion of the discount from the date of purchase until the date of maturity or sale, even though no interest income is actually received in cash on a current basis. The Fund must distribute all or substantially all of such interest income annually to its shareholders. Zeros are subject to greater price volatility than bonds paying periodic interest during periods of changing interest rates, more so with longer maturities.

U.S. Government Securities

In 2008, FNMA and FHLMC were placed under the conservatorship of the U.S. Federal Housing Finance Agency (“FHFA”).  Under this conservatorship, the FHFA operates and manages the agencies and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets.

In August 2011, Standard & Poor’s® (“S&P”)  lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises.

Repurchase Agreements

The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller (which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank deemed to be creditworthy by the Adviser) simultaneously commits to repurchase it at an agreed-upon price and on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest, which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. In repurchase agreement transactions, the underlying securities are held as collateral by the Fund's custodian bank until repurchased. Repurchase agreements involve risks in the event of the bankruptcy or other default of a seller of a repurchase agreement, including delays or restrictions on the Fund's ability to dispose of the underlying securities. The Fund limits its investments in repurchase agreements to 5% of its net assets.

Commercial Paper

Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.  The Fund will only invest in commercial paper rated A-1 by S&P, Prime-1 by Moody's or F1 by Fitch, or unrated paper of issuers who have outstanding unsecured debt rated A or better by S&P, Moody's or Fitch. Certain notes may have floating or variable rates.  Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

Commercial paper represents an unsecured promise by the issuer and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay principal and interest, when due.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody's.  Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  These factors are all considered in determining whether the commercial paper is rated Prime-1.  Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.  The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.  Commercial paper rated F1 (highest quality) by Fitch indicates the strongest intrinsic capacity for payment of financial commitments.

Bank Debt Instruments

Bank debt instruments in which the Fund may invest for temporary defensive purposes consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

Bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $250,000.  The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

Convertible Securities

The Fund may invest in convertible securities.  Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible debt securities or preferred equity in that they ordinarily provide a stream of income with generally higher yields than do those of common stocks of the same or similar issuers.  These securities are usually senior to common stock in a company’s capital structure, but usually are subordinated to non-convertible debt securities.

Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable non-convertible securities.  Convertible securities are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities generally entails less risk than investment in an issuer’s common stock.  The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The value of a convertible security is a function of its “investment value” and its “conversion value.”  The investment value of a convertible security is determined by comparing its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege.  The conversion value is the security's worth, at market value, if converted into the underlying common stock.  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may affect the convertible security's investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Foreign Issuers and ADRs

The Fund may invest up to 5% of its total assets in securities of foreign issuers. The Trust considers “foreign issuers” to be those issuers whose securities are traded only on foreign markets. American Depositary Receipts (ADRs) traded on the New York Stock Exchange or the American Stock Exchange are not considered foreign securities by the Fund for the purpose of this limitation. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. Generally, ADRs in registered form are designed for trading in U.S. securities markets. The underlying securities are not always denominated in the same currency as the ADRs. Although investment in the form of ADRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

ADRs are available through facilities which may be either "sponsored" or "unsponsored." Only sponsored ADRs may be listed on the New York Stock Exchange or the American Stock Exchange. If sponsored, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. If unsponsored, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than unsponsored arrangements. More and higher fees are generally charged in an unsponsored arrangement compared to a sponsored arrangement. Unsponsored ADRs are generally considered more risky due to: (a) the additional costs involved; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs associated with trading in the over-the-counter market. Unsponsored ADRs are considered foreign securities by the Funds for the purpose of calculating the limitation on investments in foreign securities

Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers.  All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution.  Some foreign brokerage commissions and custody fees are higher than those in the United States.  Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about comparable U.S. companies.  Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution.  Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

New Companies

The Fund may, from time to time, invest up to 5% of its total assets in securities issued by new companies. The management of new companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies that are well established, more experienced and better financed. The securities issued by new companies may not be readily marketable and, if so, would be subject to the investment limitations on illiquid securities described below.

Special Situations

The Fund may, from time to time, invest up to 5% of its total assets in securities of companies that may be affected by special situations which may be unrelated to general market trends. Examples of special situations are companies being reorganized or merged, having unusual new products, enjoying a particular tax advantage, or acquiring new management. Securities of companies affected by special situations may not be readily marketable and, if so, would be subject to the investment limitations on illiquid securities described below. The extent, if any, in which the Fund will invest in special situation companies will be determined by the Adviser in light of all the pertinent facts and circumstances, with special consideration given to the risk involved in such investments.

Warrants

The Fund may invest in warrants, but will limit such investments to 5% of its net assets, and no more than 2% of a Fund's net assets may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants are options to purchase equity securities at specific prices for a specific period of time. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified period of time, it will become worthless and the Fund will lose both the purchase price and the right to purchase the underlying security. Prices of warrants do not necessarily move parallel to the prices of their underlying securities.

Illiquid Securities

It is the Fund's policy not to invest in restricted and other illiquid securities (including repurchase agreements maturing in more than seven days) if, as a result, more than 10% of its net assets are invested in such securities. In the event the Fund’s investments in illiquid securities exceed the 10% limitation, the Adviser will sell such securities, subject to the most opportune time for sale.  It may be difficult to sell restricted securities at prices representing their fair market value. If registration of restricted securities is necessary, a considerable period of time may elapse between the decision to sell and the effective date of the registration statement. During that time, the price of the securities to be sold may be affected by adverse market conditions.

Lending Portfolio Securities

The Fund is permitted to lend its portfolio securities for the purpose of generating additional income.  Loans of portfolio securities will be made in accordance with applicable regulatory requirements. Such loans may be made only to banks and member firms of the New York Stock Exchange deemed by the Adviser to be creditworthy and of good standing. Loans of portfolio securities must be secured by collateral equal to the market value of the securities loaned. If the market value of the loaned securities increases over the value of the collateral, the borrower must promptly put up additional collateral; if the market value declines, the borrower is entitled to a return of the excess collateral. The types of collateral currently permitted are cash, securities issued or guaranteed by the U.S. Government or its agencies, irrevocable stand-by letters of credit issued by banks acceptable to management, or any combination thereof. The Fund limits the amount of loaned portfolio securities so that the aggregate market value, at the time the loan is made, of all portfolio securities on loan will not exceed 33% of the value of the Fund's net assets.

During the existence of a loan, the Fund will continue to receive a payment equal to the interest or dividends paid by the issuer on the securities loaned. In addition, the Fund will receive a negotiated loan fee or premium from the borrower or, in the case of loans collateralized by cash or government securities, will retain part or all of the income realized from the investment of cash collateral or the interest on the government securities.

Under the terms of its securities loans, the Fund has the right to call the loan and obtain the securities loaned at any time. Voting rights may pass with the lending of securities. However, the Fund will retain the right either to call the loan in time to vote or consent, or to otherwise obtain rights to vote or consent, if a material event affecting the investment is to occur. The Fund may pay reasonable finders, custodian and/or administrative fees in connection with the securities loaned. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. If the borrower defaults on its obligation to return the loaned securities because of insolvency or other reasons, the Fund could experience delays and costs in recovering the loaned security or in gaining access to the collateral.  If the Fund is not able to recover its loaned securities, the Fund may sell the collateral and purchase a replacement investment.  The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.  Loans of portfolio securities are made only when, in the judgment of the Fund’s Adviser, the opportunity for income from the transaction outweighs the risk of loss.

Borrowing and Pledging

The Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings.  To the extent the Fund borrows for these purposes, the effects of market price fluctuations on net asset value will be exaggerated.  If, while such borrowing is in effect, the value of the Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so.  The Fund would incur interest and other transaction costs in connection with such borrowing.

Investment Company Securities

Investment company securities are securities of other open-end or closed-end investment companies.  Except for a so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a fund’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.  Under certain conditions, the Fund may invest in other investment companies, including money market funds, in excess of these limitations.  The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits.    Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Exchange Traded Funds (“ETFs”)

Shares of ETFs and other similar instruments may be purchased by the Fund.  An ETF is an investment company that may be registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index or sector of an index.  ETFs sell and redeem their shares at net asset value, are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day.   An investment in an ETF generally presents the same primary risks as an investment in its underlying stocks or the sectors the ETF is designed to track, in addition to the following risks: (1) the market price of ETF shares may trade at a discount to their net asset value; (2) an active trading market for ETF shares may not develop or be maintained; (3) trading of ETF shares may be halted if deemed appropriate by the listing exchange; and (4) ETF shares may be delisted from their trading exchange, or their trading may be temporarily halted.  Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund would pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions.

Underwriting Securities

To the extent the Fund obtains non-controlling blocks of securities through private transactions, the Fund may incur expenses relating to the registration and disposition of such shares, or be subject to increased liability in connection with the registration and disposition of such shares.

Temporary Defensive Position

The Fund may assume a temporary defensive position and may invest without limit in commercial paper and other money market instruments that are of prime quality.  When the Fund assumes a temporary defensive position it may not achieve its investment objective.  Prime quality instruments are those instruments that are rated in one of the two highest rating categories by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return.  The money market instruments in which the Fund may invest include short-term U.S. Government securities, interest-bearing savings deposits and certificates of deposit of domestic commercial banks and money market mutual funds.  The Fund will only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest.  These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument.  The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.  These obligations generally are not traded, nor generally is there an established secondary market for these obligations.  To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Investment Limitations

Except as required by the 1940 Act as to borrowing or otherwise, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market value of the Fund’s assets or a change in status of a security or purchases and redemptions of Fund shares will not be considered a violation of the limitation.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.  The Board may change a non-fundamental policy of the Fund without shareholder approval.

Fundamental Limitations

The Fund has adopted the following investment limitations, which are fundamental policies of the Fund.  The Fund may not:

•	Concentration

Purchase a security other than a U.S. Government Security if, immediately after the purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry.

•	Underwriting Activities

Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

•	Purchases and Sales of Real Estate

Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

•	Borrowing; Margin Purchases and Short Sales

Borrow money, except as permitted by the 1940 Act or interpretations of the SEC or its staff; purchase or write options or invest in futures contracts; or purchase securities on margin or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

•	Purchase Commodities

Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Fund.  This limitation does not preclude the Fund from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

•	Issuance of Senior Securities

Issue senior securities except as appropriate to evidence indebtedness that the Fund may be permitted to incur, and provided that the Fund may issue shares of additional series or classes that the Board may establish.

•	Making Loans

Make loans to other persons, except by loaning portfolio securities, engaging in repurchase agreements or purchasing nonpublicly offered debt securities, purchasing commercial paper or entering into any other lending arrangement permitted by the 1940 Act or interpretations of the SEC or its staff.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Management

Trustees and Executive Officers

The business and affairs of the Trust are managed under the direction of the Board in compliance with the laws of the State of Delaware.  Among its duties, the Board generally meets and reviews on a quarterly basis the operations of the Fund as conducted by the Fund’s service providers.  The Trustees’ management of the Trust also includes a periodic review of the service providers’ agreements and fees charged to the Fund.  The names of the Trustees and executive officers of the Trust, each person’s position with the Trust and length of time served, address, date of birth and principal occupation(s) during the past five years are set forth below.  For each Trustee, information concerning the number of portfolios overseen by the Trustee and other directorships held by the Trustee has also been included.  Interested and Independent Trustees have been identified.

Name, Date of Birth and Address	Position with the Trust	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee During the Past Five Years
Interested Trustee:
Matthew C. Patten (2)(3) Born: December 1975 525 Bigham Knoll Jacksonville, OR 97530	Chairman/ Trustee/ Treasurer	Treasurer Since March 2004 Trustee Since September 2006	President since 2004 and Investment Committee Member and Portfolio Manager of Cutler Investment Counsel, LLC since 2003	2	None
Independent Trustees:
Dr. Mario J. Campagna Born: April 1927 1701 Lake Village Dr. Medford, OR 97504	Trustee	Since April 2007	Retired	2	None
John P. Cooney Born: January 1932 100 Greenway Circle Medford, OR 97504	Lead Independent Trustee	Since April 2007	Retired; U.S. Magistrate Judge until March 2007	2	None
Robert F. Turner Born: June 1946 525 Bigham Knoll Jacksonville, OR 97530	Trustee	Since September 2012	Retired; Chairman from 2010 to 2012 and Executive Vice President and Chief Operating Officer from 1999 to 2010 of Jeld Wen (a manufacturing company)	2	None

Name, Date of Birth and Address	Position with the Trust	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years
Executive Officers
Erich M. Patten (3) Born: October 1977 525 Bigham Knoll Jacksonville, OR 97530	President	Since March 2004
Investment Committee Member, Portfolio Manager and Chief Investment Officer of Cutler Investment Counsel, LLC since 2011; prior to 2011, Investment Committee Member, Portfolio Manager and Corporate Secretary of Cutler Investment Counsel, LLC

Brooke C. Ashland (3) Born: December 1951 525 Bigham Knoll Jacksonville, OR 97530	Vice President and Chief Compliance Officer	Since June 2002
Investment Committee Member and Chief Executive Officer of Cutler Investment Counsel, LLC since 2003; Chief Executive Officer and President of Trustee Investment Services, Inc. (a Trustee education firm) since 1991; President of Big Bear Timber, LLC (farming) since 1989

Carol S. Fischer Born: December 1955 525 Bigham Knoll Jacksonville, OR 97530	Vice President/ Assistant Secretary/ Assistant Treasurer	Since March 1996	Member and Director of Client Relations of Cutler Investment Counsel, LLC since 2011; prior to 2011, Member and Chief Operating Officer of Cutler Investment Counsel, LLC
Tina H. Bloom Born: August 1968 225 Pictoria Drive Cincinnati, Ohio 45246	Secretary	Since April 2011	Director of Fund Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Robert G. Dorsey Born: April 1957 225 Pictoria Drive Cincinnati, Ohio 45246	Vice President	Since March 2005	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

(1)	Each Trustee holds office until he resigns or is removed. Officers are elected annually.

(2)	Matthew C. Patten is an Interested Trustee because of the positions he holds with the Adviser and its affiliates.

(3)	Matthew C. Patten and Erich M. Patten are brothers and the sons of Brooke C. Ashland.

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of four Trustees, three of whom are Independent Trustees.  The Board is responsible for the oversight of the Trust.  The Board is responsible for overseeing the investment adviser and the Trust’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Trust Instrument.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Board has established four standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by its Chairman, Matthew C. Patten.  Mr. Matthew Patten is affiliated with the Trust’s investment adviser and is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because he is the

President of the Adviser.  As Chairman, Mr. Matthew Patten has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various service providers.

John P. Cooney serves as the Lead Independent Trustee.  He presides at all Executive Sessions of the Independent Trustees and has the authority to preside at meetings of the Board at which the Chairman of the Board is not present.  In his role as Lead Independent Trustee, Judge Cooney facilitates communication and coordination between the Independent Trustees and Trust management.  He also reviews meeting agendas for the Board and the information provided by management to the Independent Trustees.

The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Mr. Matthew Patten as Chairman and Judge Cooney as Lead Independent Trustee, is appropriate and in the best interests of the Trust, given its specific characteristics such as the Board’s size (four Trustees), the Fund’s investment style (investment grade debt securities) and the size of the fund complex (two funds).  The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committees.  The Board has established an Audit Committee, a Nominating Committee, a Valuation Committee and a Qualified Legal Compliance Committee (“QLCC”).  The Board of Trustees has determined that its committees help ensure that the Fund has effective and independent governance and oversight.  The members of the Audit and Nominating Committees and the QLCC are the three Independent Trustees: Mario J. Campagna, John P. Cooney and Robert F. Turner.  The members of the Valuation Committee are all of the Trustees of the Trust.  John P. Cooney serves as the Chairman of the Audit Committee and the QLCC and Mario J. Campagna serves as the Chairman of the Valuation Committee and the Nominating Committee.  Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he serves as Chairman.  Each Committee Chairman facilitates communications and coordination between the Independent Trustees and Trust management with respect to the matters overseen by that Committee.

Audit Committee.  The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust.  It also selects the Trust’s independent registered public accounting firm, reviews the methods, scope, and result of the audits, approves the fees charged for audit and non-audit services, and reviews the Trust’s internal accounting procedures and controls. The Audit Committee met once during the fiscal year ended June 30, 2012.

Nominating Committee.  The Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board.  The Nominating Committee does not currently consider shareholder nominations.  The Nominating Committee, which meets when necessary, did not meet during the fiscal year ended June 30, 2012.

Valuation Committee.  The Valuation Committee ensures that the securities and other assets of the Fund are valued properly, fairly and in accordance with the Trust's Portfolio Securities Valuation Procedures.  The Valuation Committee is responsible for reviewing and providing advice regarding the Trust’s policies and procedures for determining the NAV per share of the Fund.  The Valuation Committee also produces fair value determinations for securities maintained in the Fund’s portfolio consistent with valuation procedures approved by the Board.  The Valuation Committee, which meets when necessary, did not meet during the fiscal year ended June 30, 2012.

Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation.  The Qualified Legal Compliance Committee did not meet during the fiscal year ended June 30, 2012 because no such reports were made during that period.

Qualifications of the Trustees.  The Nominating Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

• Mr. Matthew Patten has served as Investment Committee Member and Portfolio Manager of the Adviser and its affiliates since 2003 and President of the Adviser since 2004.  He holds a B.S. degree in Economics and Environmental Geo-Science from Boston College and was awarded his MBA from the University of Chicago.  Mr. Matthew Patten has served as a Trustee since 2004. The Board has concluded that Mr. Matthew is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

• Dr. Mario J. Campagna is a retired neurosurgeon. He holds a B.S. degree from the University of Portland, an M.D. degree from the University of Oregon Medical School and a Masters of Science in Neurosurgery from the University of Minnesota.  Dr. Campagna has served as a Trustee of the Trust since 2007.  He previously has served on the boards of the Southern Oregon University Foundation, the Oregon Health and Science University Foundation and the Providence Community Health Foundation.  The Board has concluded that Dr. Campagna is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his academic background and his past business and foundation experience.

• John P. Cooney is a retired U.S. Magistrate Judge.  He served as a U.S. Magistrate Judge from 1990 to 2007 and previously served as an attorney in private practice.  Judge Cooney holds LL.B and J.D. degrees from Willamette University.  He has served as a Trustee of the Trust since 2007 and has previously held leadership positions in various professional societies and community organizations. The Board has concluded that Judge Cooney is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business and judicial experience.

• Robert F. Turner retired in February 2012 as Chairman of Jeld Wen, a manufacturing company.  He previously had served as Executive Vice President and Chief Operating Officer of Jeld Wen from 1999 to 2010.  Mr. Turner holds a B.S. degree in Business from the University of Oregon.  Mr. Turner has served on the Boards of several nonprofit organizations, including the University of Oregon Foundation and Jeld Wen Foundation. The Board has concluded that Mr. Turner is suitable to serve as a Trustee because of his business experience, his academic background and his service on other boards.

Risk Oversight.  An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The Fund is subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Fund, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board exercises oversight of the risk management process through the Board itself and through its various committees.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the committees receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s Chief Compliance Officer, outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives an annual report from the Trust’s Chief Compliance Officer regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Fund, including its investment performance, as well as reports regarding the valuation of the Fund’s securities.  In addition, in its annual review of the Fund’s investment advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the Adviser or its affiliates, or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

Trustee Ownership of Fund Shares

Trustee	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2011	Aggregate Dollar Range of Ownership as of December 31, 2011 in all Funds Overseen by Trustee in the Same Family of Investment Companies
Interested Trustee
Matthew C. Patten	None	$10,001 – $50,000
Independent Trustees
Mario J. Campagna	None	$10,001 – $50,000
John P. Cooney	None	$10,001 -- $50,000
Robert F. Turner	None	None

Ownership of Securities of the Adviser and Principal Underwriter

As of December 31, 2011, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of the Fund’s investment adviser or principal underwriter, or any person directly or indirectly, controlling, controlled by or under common control with the Fund’s investment adviser or principal underwriter.

Compensation of Trustees and Officers

For his service to the Trust, each Independent Trustee of the Trust is paid an annual retainer fee of $5,000, plus a fee of $1,250 per Board meeting attended.  The Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings.  Mr. Patten receives no compensation (other than reimbursement for travel and related expenses) for his service as a Trustee of the Trust.  No officer or employee of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings.  The following table sets forth the fees paid to each Trustee by the Trust and the Fund Complex during the fiscal year ended June 30, 2012.

Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued	Estimated Annual Benefits upon Retirement	Total Compensation from Trust and Fund Complex
Matthew C. Patten(1)	$ 0	$ 0	$ 0	$ 0
Robert E. Clarke(2)	$ 10,000	$ 0	$ 0	$ 10,000
Mario J. Campagna	$ 10,000	$ 0	$ 0	$ 10,000
John P. Cooney	$ 10,000	$ 0	$ 0	$ 10,000
Robert F. Turner(3)	$ 0	$ 0	$ 0	$ 0

(1)	Mr. Patten is an Interested Trustee because of the positions he holds with the Adviser and its affiliates.
(2)	Mr. Clarke retired from the Board on June 30, 2012.
(3)	Mr. Turner did not begin to serve on the Board until September 2012.

Investment Adviser

Services of Adviser

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  Under the Advisory Agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund.

Ownership of Adviser/Affiliations

Brooke C. Ashland, Vice President of the Trust, has a majority ownership interest in the Adviser and is therefore deemed to control the Adviser.  Brooke C. Ashland, Carol S. Fischer, Erich M. Patten and Matthew C. Patten together own 100% of the Adviser.  The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940.

The Trustees or officers of the Trust who are employed by the Adviser (or affiliates of the Adviser) are Brooke C. Ashland, Matthew C. Patten, Erich M. Patten and Carol S. Fischer.  The titles for each as they relate to the Trust, the Adviser and affiliates of the Adviser are located in the table in this section under the caption “Trustees and Executive Officers.”

Fees Paid to Adviser

The Adviser’s fee is calculated as a percentage of the Fund’s average net assets.  The fee, which is accrued daily by the Fund and is paid monthly, is equal to 0.50% per annum of the average daily net assets of the Fund.  The Fund has not paid any fees to the Adviser as of the date of this SAI.

Other Provisions of the Advisory Agreement

The Advisory Agreement has an initial term of two years and , unless sooner terminated, shall continue in effect from year to year so long as it is approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by vote of the holders of a majority of the Fund’s outstanding securities or by a vote of a majority of the Board on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust.  The Advisory Agreement terminates automatically in the event of its assignment, as defined by the 1940 Act.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law, except that the Advisory Agreement does not protect the Adviser against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

Portfolio Manager

Xavier J. Urpi, the Fund’s Portfolio Manager, is also responsible for the day-to-day management of other accounts, as indicated in the following table.

Other Accounts Managed (as of August 31, 2012)

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Xavier J. Urpi	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 3	0 0 $792 million	0 0 0	0 0 0

Potential Conflicts of Interest

The Adviser does not believe there are any material conflicts of interest in connection with the Portfolio Manager’s management of the Fund’s investments and the investments of other accounts listed above.  However, potential conflicts of interest may arise where the Fund and other accounts managed by the Portfolio Manager follow the same investment strategy and the Adviser is purchasing the same securities for the Fund and its other clients or where a Portfolio Manager is trading personally in the same securities.

In the event that more than one account managed by the Adviser is trading the same security, the Adviser has adopted policies and procedures designed to allocate trades on a pro rata basis across all accounts managed by the Adviser.  These policies are designed to ensure equitable treatment of all accounts and to protect the Fund from disparate treatment due to any conflicts of interest.  In addition, procedures are in place to monitor personal trading by the Portfolio Manager to ensure that the interests of the Adviser’s clients come first.

Compensation

The Portfolio Manager’s compensation consists of a fixed annual salary plus the potential for a discretionary bonus, which varies with the general success of the Adviser as a firm. The Portfolio Manager’s compensation is not directly linked to any specific factors, such as the Fund’s performance or asset levels, but these factors may nevertheless affect the performance and profitability of the Adviser and may, as a result, affect the Portfolio Manager’s compensation.

Ownership of Fund Shares

The following table indicates the dollar value of shares of the Fund (including the Predecessor Fund) beneficially owned by the Portfolio Manager as of September 26, 2012.

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
Xavier J. Urpi	0

Distributor

The principal underwriter of the shares of the Fund is Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.  The Distributor is a subsidiary of Ultimus Fund Solutions, LLC, the Trust’s administrator, and Robert G. Dorsey and Mark J. Seger are each an officer of the Trust and a Managing Director of the Distributor.  The Distributor serves as principal underwriter for the Trust pursuant to a Distribution Agreement.  Shares of the Fund are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year so long as such continuance is approved.  The Distribution Agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by vote of a majority of the Fund’s outstanding securities or by a vote of a majority of the Board on 60 days’ written notice to the Distributor, or by the Distributor on 60 days’ written notice to the Trust.  The Distribution Agreement terminates automatically in the event of its assignment, as defined by the 1940 Act.

Other Service Providers to the Fund

Administrator, Accountant and Transfer Agent

The Fund retains Ultimus Fund Solutions, LLC (the “Administrator”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services.  The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board.

For the performance of these services, the Fund pays the Administrator a monthly fee at the annual rate of 0.15% of the average value of the Fund’s daily net assets up to $500 million, 0.125% of such assets from $500 million to $1 billion, and 0.10% of such assets in excess of $1 billion, subject to a minimum monthly fee of $6,000.  In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.  The Fund has not paid any fees to the Administrator as of the date of this SAI.

Custodian

The Fund’s custodian is US Bank, N.A. (the “Custodian”), located at 425 Walnut Street, Cincinnati, Ohio 45202.  The Custodian, pursuant to an agreement with the Trust, safeguards and controls the Fund’s cash and securities and collects income on Fund investments.  The Custodian may employ subcustodians to provide custody of the Fund’s assets.

Independent Registered Public Accounting Firm

BBD, LLP has been selected as the Fund’s independent registered public accounting firm.  BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, audits the annual financial statements of the Fund and prepares the Fund’s tax returns.

Portfolio Transactions

How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions.  In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers).  These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities.  There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance preferred stock and convertible securities) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker.  In transactions on stock exchanges, commissions are negotiated.  When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

Commissions Paid

The Fund has not paid any brokerage commissions as of the date of this SAI.

Adviser Responsibility for Purchases and Sales

Subject to any applicable policies adopted by the Trust, the Adviser places orders for the purchase and sale of securities with brokers and dealers selected by the Adviser in its discretion.  The Fund does not have any obligation to deal with any specific broker or dealer in the execution of portfolio transactions.  Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions.  This means that the Adviser seeks the most favorable price and execution available.  The Adviser’s primary consideration in placing trades for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

Choosing Broker-Dealers

The Fund may not always pay the lowest commission or spread available.  Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Obtaining Research from Brokers

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher commission than may be charged by other brokers.  This research is designed to augment the Adviser’s own internal research and investment strategy capabilities.  This research may be used by the Adviser in connection with services to clients other than the Fund, and not all research services may be used by the Adviser in connection with the Fund.  The Adviser’s fees are not reduced by reason of the Adviser’s receipt of research services.

Subject to applicable regulations and the Adviser’s fiduciary duties, the Adviser has full brokerage discretion.  It evaluates the range of quality of a broker’s services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer.  Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker.  This research would include reports that are common in the industry.  Typically, the research will be used to service all of the Adviser’s accounts although a particular client may not benefit from all the research received on each occasion.  The nature of the services purchased for clients include industry research reports and periodicals, quotation systems and formal databases.

Occasionally, the Adviser may place an order with a broker and pay a slightly higher commission than another broker might charge.  If this is done it will be because of the Adviser’s need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution.  Since most of the Adviser’s brokerage commissions for research are for economic research on specific companies or industries and, since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser’s clients.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts.  When such concurrent authorizations occur, the objective will be to allocate the execution in a manner that is deemed equitable to the accounts involved.  Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

Transactions through Affiliates

The Adviser does not effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons).  The Board has not adopted procedures to allow such transactions.

Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates.  Investment decisions are the product of many factors, including basic suitability for the particular client involved.  Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.  Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.  In some instances, one client may sell a particular security to another client.  It also sometimes happens that two or more clients simultaneously purchase or sell the same security.  In that event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is equitable to each and in accordance with the amount being purchased or sold by each.  There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security.  In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors.  From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets and portfolio turnover will not be a limiting factor in the portfolio management process.   An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year.  The Fund expects its turnover will typically range between 50% and 125%.  Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains

Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers.  For this purpose, regular brokers and dealers means the 10 brokers or dealers that:  (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Policy Regarding Selective Disclosure of Portfolio Holdings

The Board has adopted the Policy Regarding Selective Disclosure of Portfolio Holdings set forth below to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.  The Board has delegated to the Trust’s Chief Compliance Officer the responsibility for ongoing monitoring and supervision of the policy to ensure compliance.  The Board provides ongoing oversight of compliance with the policy and, as part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer reports on any material violations of or exceptions to this policy.  Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, its investment adviser and its principal underwriter in connection with their personal securities transactions; the adoption by the Fund’s investment adviser and principal underwriter of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for principal officers of the Trust that requires such officers to avoid conflicts of interest and to report to the Chief Compliance Officer any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

•
Public disclosure regarding the portfolio securities held by the Fund is made quarterly in the Annual Report and Semi-Annual Report to shareholders and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

•
Information regarding portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust.

•
This policy relating to disclosure of the Fund’s holdings of portfolio securities does not prohibit: (i) disclosure of  information to the Fund’s investment adviser or to other service providers, including but not limited to, the Trust’s administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through whom the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of, or transactions in, portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

•
The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person.  The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer shall inform the Board of any such arrangements that are approved, and the rationale supporting approval, at the next regular quarterly meeting of the Board following such approval.  The Chief Compliance Officer shall also inform the Board at least quarterly of any violations of this policy.

•
Neither the Adviser nor the Trust (nor any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

Below is a table that lists each service provider and other entity receiving non-public portfolio information along with information regarding the frequency of access, lag time for disclosure of portfolio information, and limitations on use (including a prohibition on trading on non-public information) of portfolio information.

Type of Service Provider	Frequency of Access to Portfolio Information	Restrictions on Use	Lag Time
Adviser	Daily	Contractual and Ethical	None
Administrator and Distributor	Daily	Contractual and Ethical	None
Custodian	Daily	Contractual and Ethical	None
Auditor	During annual audit, or as needed	Ethical	None

Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical	None
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place	None
Broker/dealers through which Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical	None
Independent Rating or Ranking Agencies: Morningstar Inc., Lipper, Bloomberg L.P. and Standard & Poor’s, Inc.	Monthly	No formal restrictions	At least 30 days

The Board has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above, including those where contractual obligations between the Trust and the party do not exist.  There can be no assurance, however, that the Fund’s Policy Regarding Selective Disclosure of Portfolio Holdings will prevent the misuse of such information by firms or individuals that receive such information.

Additional Purchase and Redemption Information

General Information

You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent’s offices located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

The Fund may not be available for sale in the state in which you reside.  Please check with your investment professional to determine the Fund’s availability.

Additional Purchase Information

Shares of the Fund are sold on a continuous basis by the Distributor at the next calculated NAV per share, without any sales charge.  Accordingly, the offering price per share is the same as the NAV.

The Fund reserves the right to refuse any purchase request in excess of 1% of the Fund’s total assets.  The Fund also reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations.  This includes those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading as described in the Prospectus.

Fund shares are normally issued for cash only.  In the Adviser’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by fair valuation procedures).

Individual Retirement Accounts (IRAs)

All contributions into an IRA through the automatic investing plan are treated as IRA contributions made during the year the investment is received.

UGMAs/UTMAs

If the trustee’s name is not in the account registration of a uniform gift or transfer to minor (“UGMA/UTMA”) account, the investor must provide a copy of the trust document.

Purchases Through Financial Institutions

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions.  Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

If you purchase shares through a financial institution, you will be subject to the institution’s procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly.  When you purchase the Fund’s shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution’s procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers.  Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution.  Contact your institution for further information.  If you hold shares through a financial institution, the Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements.  The Fund is not responsible for the failure of any financial institution to carry out its obligations to its customers.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

Additional Redemption Information

The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions in Fund shares effected for the benefit of a shareholder, as provided in the Prospectus.

Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) the SEC by order has permitted a suspension for the protection of the shareholders of the Fund.

Redemption In Kind

Redemption proceeds normally are paid in cash.  However, payments may be made wholly or partly in portfolio securities if management of the Trust determines conditions exist which would make payment in cash detrimental to the best interests of the Fund.  If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash.  In addition, the shareholder will bear the risk of any market fluctuation in the price of a security from the time of valuation by the Fund to the time of transfer to the shareholder.  Accordingly, the redeeming shareholder, when selling a security received in kind, may receive cash of a lesser or greater amount than the total value of the portfolio securities received in redemption of Fund shares.  The Fund will endeavor to transfer the security to the shareholder as quickly as practicable, subject to the shareholder’s timely provision of information pertaining to the custodial account to which such securities will be transferred.  The shareholder will bear all costs associated with the in-kind distribution of portfolio securities.  The Fund has filed an election with the SEC pursuant to which the Fund may effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.  In the opinion of management of the Trust, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities would be made.  In connection with a redemption in kind, the shareholder has the option to receive in cash the lesser of $250,000 or 1% of the Fund’s net assets.  The shareholder may waive this right.

NAV Determination

The price of the Fund’s shares on any given day is its NAV per share.  NAV includes interest on fixed income securities which is accrued daily.  NAV is calculated for the Fund on each day that the New York Stock Exchange is open for trading.  In determining the Fund’s NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time).  If no sale price is reported, the mean of the last bid and ask price is used.  Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the closing bid price.  Money market instruments that mature within sixty days or less may be valued at amortized cost unless the Adviser believes another valuation is more appropriate.  Investments in other open-end regulated investment companies are valued at NAV per share.

The Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund’s securities primarily trade but before the time as of which the Fund calculates its NAV.

Distributions

Unless a shareholder has elected to receive distributions in cash, distributions of net investment income will be reinvested at the Fund’s NAV per share calculated on the payment date.  Distributions of capital gains will also be reinvested at the NAV per share of the Fund calculated on the payment date for the distribution.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Taxation

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below).  Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications for shareholders.  The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on the date hereof.  Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders.  Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisor as to the Federal, state, local and foreign tax provisions applicable to them.

Qualification as a Regulated Investment Company

The Fund intends to qualify each tax year as a “regulated investment company” under the Code.  This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year of the Fund ends on June 30 (the same as the Fund’s fiscal year end).

Meaning of Qualification

As a regulated investment company, the Fund generally will not be subject to Federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and the excess of short-term capital gains over long-term capital losses) and net capital gains (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders.  In order to qualify as a regulated investment company the Fund must satisfy the following requirements:

•
The Fund must distribute at least 90% of its investment company taxable income for the tax year.  (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

•
The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

•
The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s total assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for dividends to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.  A portion of these distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance.  It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year.  These distributions are taxable to shareholders as ordinary income.  A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets).  A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met.  To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions generally are not treated as qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gains for each tax year.  These distributions generally are made only once a year, usually in December, but the Fund may make additional distributions of net capital gains at any time during the year.  These distributions are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses arising in taxable years beginning on or before December 31, 2010 may be carried forward to offset any net realized capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  Capital losses arising in taxable years after December 31, 2010 may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.  The Fund’s ability to use net capital losses to offset gains may be limited as a result of certain acquisitive reorganizations and shifts in the ownership of shares by shareholders owning or treating as owning 5% or more of the outstanding shares of the Fund.

Distributions by the Fund that do not constitute ordinary income dividends or capital gains distributions will be treated as a return of capital.  Return of capital distributions reduce the shareholder’s tax basis in the shares and are treated as gain from the sale of the shares to the extent the shareholder’s basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund.  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

A shareholder may purchase shares at a time when the Fund’s NAV reflects undistributed net investment income or realized capital gains, or unrealized appreciation in the value of the assets of the Fund.  Distributions of these amounts are taxable to the shareholder in the manner described above, although the distribution economically constitutes a return of capital to the shareholder.

If a shareholder holds shares for six months or less and redeems shares at a loss after receiving a capital gains distribution, the loss will be treated as a long-term capital loss to the extent of the distribution.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made.  A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by the shareholders (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

Shareholders will be advised annually as to the U.S. Federal income tax consequences of distributions made (or deemed made) to them during the year.

For taxable years beginning after December 31, 2011, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Certain Tax Rules Applicable to the Fund’s Transactions

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss.  These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code, the Fund may be subject to U.S. Federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders.  The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains.  Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder.  A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from “passive income” (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.”  The Fund could elect to “mark-to market” stock in a PFIC.  Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock.  The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years.  The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election.  Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income.  The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss.  The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.  If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a “qualified electing fund” under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund.  Any such income would be subject to the 90% distribution requirement described above and the excise tax distribution requirement described below.  However, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, the Fund may incur the tax and interest charges described above in some instances.

Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year; and (3) the balance of any undistributed amounts from prior years.  The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in a calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gains) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year.  The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Sale or Redemption of Shares

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption (a so-called “wash sale”).  In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of capital gains distributions received on such shares.  For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Backup Withholding Tax

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and the proceeds of redemptions of shares paid to any shareholder: (1) who has failed to provide its correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”

Foreign Shareholders

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income distributions paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution.  The foreign shareholder generally would be exempt from U.S. Federal income tax on gain realized on the sale of shares of the Fund, capital gains distributions from the Fund and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gains distributions and any gain realized upon the sale of shares of the Fund will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.  A foreign corporate shareholder would also be subject to a branch profits tax.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. Federal income tax at a rate of 30% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.

The tax rules of other countries with respect to distributions from the Fund can differ from the rules for U.S. Federal income taxation described above.  These foreign rules are not discussed herein.  Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund, distributions from the Fund, the applicability of foreign taxes and related matters.

State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from the Fund can differ from the rules for U.S. Federal income taxation described above.  These state and local rules are not discussed herein.  Shareholders are urged to consult their tax advisors as to the consequences of state and local tax rules with respect to an investment in the Fund, distributions from the Fund, the applicability of state and local taxes and related matters.

Calculation of Performance Data

The Fund may, from time to time, advertise certain total return information.  The average annual total returns of the Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the period the Fund has been in operation) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions).  In particular, the average annual total returns of the Fund (“T”) are computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

In addition, the Fund may advertise other total return performance data (“Nonstandardized Return”).  Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions.  Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield.  A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security.  Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund’s performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, the Fund may compare its performance to the Barclays U.S. Government Intermediate Bond Index, which is generally considered to be representative of the investment grade credit sector of the United States bond market and the total United States Treasury market.   Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals.  Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

•
Lipper ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•	Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Fund’s Prospectus to obtain a more complete view of the Fund’s performance before investing.  Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price.  Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Fund assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Group and Moody’s Investors Service, Inc.).  The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends.  The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

Other Matters

General

General Information

The Cutler Trust was organized as a business trust under the laws of the State of Delaware on October 2, 1992.  The Trust has operated under that name and as an investment company since that date.

The Trust is registered as an open-end, management investment company under the 1940 Act.  The Trust offers two series  of shares of beneficial interest, the Cutler Equity Fund and the Cutler Income Fund.  Information about the Cutler Equity Fund is included in a separate Statement of Additional Information. The Fund is diversified as that term is defined by the 1940 Act.  The Trust has an unlimited number of authorized shares of beneficial interest.  The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust will continue indefinitely until terminated.

Shareholder Voting and Other Rights

Each share of the Fund has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately.  Delaware law does not require the Fund to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law.  There are no conversion or preemptive rights in connection with shares of the Fund.

All shares, when issued in accordance with the terms of this offering, will be fully paid and nonassessable.

A shareholder in the Fund is entitled to the shareholder’s pro rata share of all distributions arising from the Fund’s assets and, upon redeeming shares, will receive the portion of the Fund’s net assets represented by the redeemed shares.

Shareholders owning 25% or more of the Fund’s outstanding shares may, as set forth in the Trust Instrument, call meetings of the Fund for any purpose related to the Fund, including, in the case of a meeting of the Fund, the purpose of voting on removal of one or more Trustees.

Certain Reorganization Transactions

The Fund may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets.  Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Fund.  However, the Trustees may, without prior shareholder approval, change the form of organization of the Fund by merger, consolidation or incorporation.

Codes of Ethics

The Trust, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act.  These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B.  Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling (888) CUTLER4, or on the SEC’s website at http://www.sec.gov.

Ownership of Fund Shares

As of September 26, 2012, the officers and Trustees of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Fund, including the Predecessor Fund.  On the same date, no shareholder owned of record or, to the Fund’s knowledge, beneficially owned 5% or more of the outstanding shares of the Fund, including the Predecessor Fund.

Limitations on Liability of Shareholders, Trustees and Officers

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit.

The Bylaws of the Trust provide that the Trustees and officers shall be indemnified to the fullest extent permitted by applicable laws.  However, any Trustee or officer will not be protected against liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby.  The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or obtained on the SEC’s website at http://www.sec.gov.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete and, in each instance, are qualified by, and reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

Financial Statements

The financial statements of the Fund for the year ended September 30, 2011 included in the Annual Report to shareholders of the Fund, which have been audited by BBD, LLP, are incorporated herein by reference.

Appendix A: Description of Securities Ratings

Corporate Bonds (Including Convertible Bonds)

Moody’s Investors Service, Inc.

Aaa
Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A
Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard and Poor’s Corporation

AAA	An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, large uncertainties or major exposures to adverse conditions may outweigh these.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.
C	The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The ‘r’ symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings Ltd.

AAA
Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D
Default. Securities are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, ‘DD’ indicates expected recovery of 50% – 90% of such outstanding amounts and ‘D’ the lowest recovery potential, i.e. below 50%.

Preferred Stock

Moody’s Investors Service, Inc.

aaa
An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a
An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

b
An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue that is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue that is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
c	This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note
Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation

AAA	This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
AA
A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A
An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB
An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC
Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, large uncertainties or major risk exposures to adverse conditions outweigh these.

CC	The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.
C	A preferred stock rated C is a nonpaying issue.
D	A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.
N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
Note
Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s Investors Service, Inc.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Prime-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.
• High rates of return on funds employed.
• Conservative capitalization structure with moderate reliance on debt and ample asset protection.
• Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
• Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3
Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Corporation

A-1
A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings Ltd.

F1
Obligations assigned this rating have the highest capacity for timely repayment under Fitch’s national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a “+” is added to the assigned rating.

F2
Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as ‘F1’ and capacity for timely repayment may be susceptible to adverse change sin business, economic, or financial conditions.

F3
Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B
Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C	Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

Appendix B: Proxy Voting Policies and Procedures

CUTLER INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES

ESTABLISHED AUGUST 20, 2003

Amended March 10, 2006

Amended May 20, 2008

Amended December 29, 2009

SEC rule 206(4)-6 requires each investment adviser that votes proxies for its clients to have Proxy Voting Policies and Procedures. The Department of Labor requires that an investment adviser vote proxies for ERISA plan securities, unless the voting right has been expressly reserved to the plan trustees or other plan fiduciary.  Cutler Investment Counsel, LLC (“Cutler”) votes proxies for all of our clients unless the client relieves us of that responsibility in writing. Accordingly, we advise the custodian to forward all proxies to us. We retain final authority and fiduciary responsibility for proxy voting.

The rule requires that we describe how we address material conflicts between our interests and those of our clients with respect to proxy voting.  Cutler votes securities based on a pre-determined policy assuming the decision involves little or no discretion.  We recognize, however, that under certain circumstances we may have a conflict of interest in voting proxies on behalf of a fund or other client.  A “conflict of interest,” means any circumstance when Cutler, a fund advised by us, the principal underwriter of the fund, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted.

In the event of such a conflict of interest, we will vote proxies relating to such issuers in accordance with the following procedures:

(i)         Routine Matters Consistent with Policies.  Cutler may vote proxies for routine matters in accordance with these policies.

(ii)        Immaterial Conflicts.  Cutler may vote proxies in accordance with these Policies if it is determined that the conflict of interest is not material.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Cutler’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.

(iii)        Material Conflicts and Non-Routine Matters.  If, with respect to any proxy to be voted on behalf of a series of the Cutler Trust (the “Trust”)(a “Fund”), Cutler believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by these policies, then —

Cutler shall contact the proxy administrator for review and determination.  In the event that the proxy administrator determines that he/she has a conflict of interest, the proxy administrator shall submit the matter for determination to a member of the Board of Trustees of the Trust (the “Board”) who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  In making a determination, the proxy administrator or the Board member will consider the best interests of Fund shareholders and may consider the recommendations of independent third parties that evaluate proxy proposals.

If, with respect to any proxy to be voted on behalf of any other clients, Cutler believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by these policies, then we would suggest the client engage a third party to vote their proxies.

The rule also requires us to disclose information to our client about our procedures and policies, and how the client may obtain information on how we voted their proxies.  This disclosure is provided annually to clients as part of their ADV offering.  We will send to our clients upon verbal or written request a copy of our policies and procedures or any request on how we voted their proxies.

The proxy materials voted by us are logged by the operations department proxy administrator when received.  The proxy statement is distributed to an appropriate investment manager, who reviews the proxy, and marks the appropriate vote according to our policies. Any comments by the investment manager are noted on the proxy material.  Any unusual or controversial issues are discussed with the Investment Committee. A permanent record of all votes is retained.

The proxy administrator reconciles on a regular basis proxies received against holdings on the record date of client accounts to ensure that all shares held on the record date are voted.  The proxy administrator is responsible for overseeing the proxy voting process to ensure that proxies are voted in accordance to the guidelines provided in these proxy voting policies and procedures.  The proxy administrator also will, from to time, periodically review these policies and industry trends in comparable proxy voting policies and procedures.  The proxy administrator may recommend, as appropriate, revisions to update these policies.

As described further below, after an initial review, we will generally vote with management on routine matters related to the operation of the company and not expected to have a significant economic impact on the company or shareholders.  We review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.  We review and consider corporate governance issues related to proxy matters and generally support proposals that foster good corporate governance practices.

Regarding special interest issues we may consider the following factors when developing a position: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility to vote proxies for the greatest long-term shareholder value.

Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  However, the position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

a)	Routine Matters

(i)         Election of Directors.  Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors.  Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(ii)	Appointment of Auditors. Management recommendations will generally be supported.

(iii)       Changes in State of Incorporation or Capital Structure.  Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.  Proposals to increase authorized common stock should be examined on a case-by-case basis.  If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

b)	Non-routine Matters

(i)         Corporate Restructurings, Mergers and Acquisitions.  These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.

(ii)        Proposals Affecting Shareholder Rights.  Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(iii)       Anti-takeover Issues.  Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(iv)       Executive Compensation.  Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(v)        Social and Political Issues.  These types of proposals should generally not be supported if they are not supported by management unless they would have a readily- determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.”  We may consider the following factors when developing a position on this issue: (i) the board is limited to what actions it may legally take with such authority; and (ii) our responsibility to consider actions before supporting them.

There are many other issues that may be on a company’s proxy.  Whatever those issues are, we act prudently, solely in the interest of the client.  Furthermore, to act prudently in the voting of proxies we must consider those factors which would affect the value of the plan’s investment.

As stated in SEC books and records rule 204-2 we retain the following:

•	Copy of proxy voting policies and procedures
•	A copy of each proxy voting statement received regarding client securities.
•	A record of each vote cast on behalf of a client
•	A copy of any document created by Cutler that was material to making a decision how to vote proxies for a client or that memorializes the basis for that decision
•	A copy of each written client request for voting information and a copy of any written response to a client request.

Two years of the above records are kept in the office of the adviser.  Five years are kept either in the office or off site at a storage unit.  Form N-PX shall be filed with the SEC in a timely manner. Proxy votes will be reviewed at quarterly Investment Committee meetings.

Client accounts managed by sub-advisor relationships will be voted by Cutler and in accordance with the sub-advisor’s proxy policies and procedures.  In the circumstance of securities owned by both sub-advisor and Cutler managed accounts, the proxies should be voted in accordance with Cutler's policy, with exceptions determined by the appropriate proxy administrator.